UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                               1934

Date of Report (Date of earliest event reported) September 23, 2004

                   Bioaccelerate Holdings, Inc.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)

     Nevada                         333-43126            87-0650219
_________________________________________________________________________
(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                 File Number)       Identification No.)

 712 Fifth Avenue, 19th Floor New York, NY 10019
 _________________________________________
             (Address of principal executive offices)

Registrant's  telephone  number,  including  area  code(212)897-6849
________________________________

Mobile Design Concepts, Inc., 311 South State Street, Suite 440,
Salt Lake City , Utah 84111
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-  Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      The Registrant has previously reported that it entered into an Agreement effective August 6, 2004. Wherein it agreed, subject to certain conditions, to acquire all of the outstanding common stock of Bioaccelerate, Inc., a Delaware Corporation, in exchange for 32,325,000 common shares of the Registrant.

      This transaction (the "Acquisition") was completed on September 23, 2004, along with the effectuation of a 3.5 to 1 reverse split of the Registrant's outstanding common stock reducing its pre-acquisition outstanding common shares from 4,812,800 to 1,375,085. After the issuance of the 32,325,000 shares in the Acquisition, the Registrant has 33,700,085 shares of its common stock issued and outstanding.

      The Registrant also (1) changed its corporate name from Mobile Design Concepts, Inc. to Bioaccelerate Holdings, Inc.,
(2) changed its corporate address to New York , and (3) had a complete change of corporate officers and directors.

Section 2-  Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

      See  item 1.01 above.  The parties to the Acquisition  were
unrelated   third  parties  prior  to  the  completion   of   the
Acquisition and the terms thereof were negotiated on an arms-length basis.

Item 2.02  Results of Operations and Financial Condition.

      Management's  Financial  Plan of  Operation  and  Financial
Statements for Bioaccelerate, Inc., are attached hereto as Exhibits.

Section 3-  Securities and Trading Market

Item 3.02  Unregistered Sales of Equity Securities.

      Pursuant to the Acquisition described in Section 1 hereof, the Registrant issued 32,325,000 common shares to the shareholders of Bioaccelerate, Inc., in a nonpublic issuance exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(1), Section 4(6) and/or Regulation D. The shareholders were all accredited investors.

Section 5-  Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

     Pursuant to the term of the Acquisition described in Section 1 hereof, the sole outstanding officer and director of the Registrant resigned effective September 23, 2004 and a new Board of Directors was elected and new officers were appointed. The names, positions and background information for new management is set forth herein in Exhibit 9-A.

      Also  as  a part of the Acquisition, the Registrant  issued
32,325,000 shares to the shareholders of Bioaccelerate, Inc., which constitutes voting control of the Registrant.

      As  a part of the Acquisition,   Lynn Dixon resigned as the
sole officer and director of the Registrant and the following two persons were appointed as the principal executive, financial, operating, and accounting officers of the Registrant.

           Name             Positions

           Lee Cole         CEO, President & Director

           Linden Boyne     CFO,    Secretary-Treasurer    &
                            Director

      All other officers and directors of the Registrant are set forth in Exhibit 9-A, attached hereto.

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

      The Registrant amended its articles of incorporation on September 23, 2004, to change its corporate name to Bioaccelerate Holdings, Inc., and to put of record the 3.5 to 1 reverse stock split effective September 23, 2004. A copy of the amendment is attached hereto as Exhibit, 9-B.

Section 9-  Financial Statements and Exhibits.

      The following financial statements are filed as a part of this report:

           (a) Audited Financial Statements as of May 31, 2004, and May 31, 2003, and for the periods then ended, on behalf of Bioaccelerate, Inc.

           (b) Proforma financial statements reflecting the Acquisition are attached hereto.

          (c)   The following exhibits are attached hereto.

               (i)  Exhibit 9-A    Business Disclosures Regarding
                                   Bioaccelerate, Inc.

               (ii)  Exhibit 9-B   Articles of Incorporation  of
                                   Registrant.

               (iii) Exhibit 9-C   Amendment to Agreement and
                                   Plan of Reorganization.



                           SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Bioaccelerate Holdings, Inc.



Date:    September 24, 2004        by:        /s/  Lee Cole
                                   Lee Cole, CEO, President & Director

Bioaccelerate, Inc.
32 Haymarket
London, UK, SW1Y 4TP



To the Board of Directors and Stockholders of Bioaccelerate, Inc.

I have audited the accompanying balance sheet of Bioaccelerate, Inc., (a development stage company) as of May 31, 2004, May 31, 2003 and from Inception to May 31, 2004 and the related statements of loss, cash flows and stockholders equity, for the years ending May 31, 2004, May 31, 2003 and from Inception to May 31, 2004.These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made my management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of Bioaccelerate, Inc. as of May 31, 2004, May 31, 2003 and from Inception to May 31, 2004 and the results of its operations and its cash flows for the years ending May 31, 2004, May 31, 2003 and from Inception to May 31, 2004 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.



F.E. Hanson, Ltd
Arlington, VA.
August 31, 2004




                               BIOACCELERATE, INC.

                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEET

                                                 As of             As of
                                                 May 31,2004       May 31,2003
                                                 ------------      ------------

ASSETS
Current Assets
Cash                                             $  1,076,462      $          0
Marketable Securities                              16,875,000                 0
Accounts receivable                                   547,762                 3
                                                 ------------      ------------
     Current Assets                                18,499,217                 3

Investments in affiliates                           3,651,162                 0
Plant, property and equipment                          47,888                 0
Intangibles                                         16,331202                 0
                                                 ------------      ------------

TOTAL ASSETS                                     $ 38,529,469      $          3
                                                 ============      ============
LIABILITIES AND SHAREHOLDERS EQUITY

Current Liabilities
Accounts Payable                                 $  1,062,211      $    883,656
Accrued Expenses                                      192,351                 0
                                                 ------------      ------------

Total Current Liabilities                           1,254,562           883,656

Other Liabilities
Loan Payable                                        1,242,783                 0
Deferred income taxes                               6,800,000                 0
Minority Interest                                   6,820,830                 0
                                                 ------------      ------------
TOTAL LIABILITIES                                $ 16,118,175      $    883,656

Stock Equity
Common Stock. $.001 par value
Authorized 25,000,000 Shares,
Issued and Outstanding
24,893,114 and 2 shares                                24,893                 3
Additional Paid in Capital                         15,420,930                 0
Deficit Accumulated During the
Development Stage                                  (2,948,902)         (848,664)
Other Comprehensive Income                          9,914,373           (34,992)
                                                 ------------      ------------

Total Stockholders Equity                          22,411,294          (883,653)

TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY                              $ 38,529,469      $          3
                                                 ============      ============

The accompanying notes and accountants report are an integral part of these financial Statements

                               BIOACCELERATE, INC.
                          (A Development Stage Company)
                     CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                   For the           For the         From
                                   Year Ended        Year Ended      Nov 1,2002 (Inception)
                                   May 31,2004       May 31,2003     to May 31, 2004
                                   ------------      -----------     ----------------------
TOTAL REVENUE                      $          0      $         0     $          0

OPERATING EXPENSES:
General And Administrative            1,180,681          848,664        2,029,345
Research And Development                717,694                0          717,694
                                   ------------      -----------     ------------
Total Operating Expenses              1,898,375          848,664        2,747,039


Operating Loss                     $ (1,898,375)     $  (848,664)      (2,747,039)

Equity in Losses of Affiliate           362,441                0          362,441

Minority interest                      (160,578)               0         (160,578)
                                   ------------      -----------     ------------


NET LOSS                           $ (2,100,238)     $  (848,664)      (2,948,902)

NET LOSS PER SHARE                         (.09)        (424,332)

Weighed Average Number of
Shares Outstanding                   22,259,059                2


The accompanying notes and accountants report are an integral part of these financial Statements.

                               BIOACCELERATE, INC.
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                  From Nov 1, 2002
                                                               Year Ended         Year Ended       (Inception) to
                                                              May 31, 2004       May 31, 2003       May 31, 2004
                                                              ------------       ------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss                                                       (2,100,238)          (848,664)        (2,948,902)
Adjustments to reconcile net profit to
net cash (used) in operating activities:
         Depreciation and other non-cash charges                    2,592                  0              2,592
         Addback share of losses in associate companies           362,441                  0            362,441

Changes in operating assets and liabilities
         (Increase in other accounts receivable)                 (547,759)           887,747            339,988
         Increase in accounts payable                             174,464                  0            174,464
         Increase in accrued expenses                             192,351                  0            192,351
                                                              -----------        -----------        -----------

NET CASH PROVIDED BY/ (USED IN) OPERATING ACTIVITIES:          (1,916,149)            39,083         (1,877,066)
                                                              -----------        -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
         Capital Expenditure                                      (50,480)                 0            (50,480)
         Investment in associate                               (4,001,815)                 0         (4,001,815)
         Payment for purchase of subsidiaries                 (16,623,688)                 0        (16,623,688)
                    - net of cash acquired
         Increase in minority interest relating to              6,820,830                  0          6,820,830
                subsidiaries acquired during the period
                                                              -----------        -----------        -----------

NET CASH (USED) IN INVESTING ACTIVITIES:                      (13,855,153)                 0        (13,855,153)

                                                              -----------        -----------        -----------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Proceeds from issuance of common stock                15,445,820                  0         15,445,820
                    - net of fund raising expenses
               Increase in loans payable                        1,242,783                  0          1,242,783
                                                              -----------        -----------        -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      16,688,603                  0         16,688,603
                                                              -----------        -----------        -----------

EFFECT OF EXCHANGE RATE CHANGES                                   159,154            (39,083)           120,071
                                                              -----------        -----------        -----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                         1,076,455                  0          1,076,455
                                                              -----------        -----------        -----------

CASH AND CASH EQUIVALENTS AT
         BEGINNING OF THE PERIOD                                        0                  0                  0
                                                              -----------        -----------        -----------

CASH AND CASH EQUIVALENTS AT
         END OF THE PERIOD                                      1,076,455                  0          1,076,455

The accompanying notes are an integral part of these financial statements.

BIOACCELERATE INC - SUCCESSOR TO BIOACCELELERATE LIMITED
(A development stage company)
Consolidated Stockholders' Equity Statement  For the periods to May 31,2004


                                                                                                                      Total
                                                        Common        Preference       Common          Preference     Additional
                                                        Stock         Stock            Stock Issued    Stock Issued   Paid Up
                                                                                       Par Value $     Par Value $    Capital

                                                                                       US $            US $           US $

Balance as at Nov 1, 2002                             5,000,000           --            5,000           --              --


Net Loss for the Year Ended May 31.2003
Foreign currency translation adjustments
                                                     -------------------------       ---------------------------------------------
Balance as at May 31, 2003                            5,000,000           --            5,000           --              --


One for five Reverse Stock Split August 31, 2003     (4,000,000)          --            4,000           --              --
Net Loss for the Quarter Ended August 31, 2003
Foreign currency translation adjustments

Balance as at August 31, 2003                         1,000,000           --            1,000           --              --

Shares issued for acquisition of Pharma
Manufacturing Services Ltd on
September 1, 2003                                    18,000,000           --           18,000
Shares Issued September 1,2003                          625,014           --              625                       1,561,910
Net Loss for the Quarter Ended November
30, 2003
Foreign currency translation adjustments
Unrealised gains on available-for-sale
securities net of income taxes of $566,000
                                                     -------------------------       ---------------------------------------------
Balance as at November 30, 2003                      19,625,014           --           19,625           --         1,561,910

Shares Issued February, 2004 - net of funding
Costs                                                 5,100,000           --            5,100                      4,811,681
Net Loss for the Quarter Ended February 29
                                                                                                                        2004
Foreign currency translation adjustments
Unrealised gains on available for -sale
securities net of income taxes of $1,621,000

                                                     -------------------------       ---------------------------------------------
Balance as at February 29,2004-08-18                 24,725,014           --           24,725           --         6,373,591

Shares Issued May, 2004 - net of                        168,100           --              168           --           167,832
               funding costs
Additional paid in capital to shares issued                                                                        8,879,507
               by subsidiary companies during
               the period

Unrealised gains on available-for-sale securities
Net of income taxes of $4,613,000
Net Loss for the Quarter Ended May 31, 2004
Foreign currency translation adjustments
                                                     -------------------------       ---------------------------------------------
Balance as at May 31, 2004-08-18                     24,893,114           --           24,893           --        15,420,930


                                                                          Other               TOTAL
                                                        Accumulated     Accumulated   STOCKHOLDER'S
                                                          Deficit         Income             EQUITY

                                                            US $            US $             US $

Balance as at Nov 1, 2002                                    --               --              5,000


Net Loss for the Year Ended May 31.2003                  (848,664)                         (848,664)
Foreign currency translation adjustments                                   (39,083)         (39,083)
                                                     -------------------------------------------------
Balance as at May 31, 2003                               (848,664)         (39,083)        (882,747)


One for five Reverse Stock Split August 31, 2003                                             (4,000)
Net Loss for the Quarter Ended August 31, 2003           (584,927)            --           (584,927)
Foreign currency translation adjustments                                    47,885           47,885

Balance as at August 31, 2003                          (1,433,591)           8,802       (1,423,789)

Shares issued for acquisition of Pharma
Manufacturing Services Ltd on
September 1, 2003                                                                            18,000
Shares Issued September 1,2003                                --              --          1,562,535
Net Loss for the Quarter Ended November
30, 2003                                                  (61,600)            --            (61,600)
Foreign currency translation adjustments                                      --               --
Unrealised gains on available-for-sale                                     839,000          839,000
securities net of income taxes of $566,000
                                                     -------------------------------------------------
Balance as at November 30, 2003                        (1,495,191)         847,802          934,146

Shares Issued February, 2004 - net of funding
Costs                                                         --              --          4,816,781
Net Loss for the Quarter Ended February 29
                                                       (1,089,256)            --         (1,089,256)
Foreign currency translation adjustments                                    22,091           22,091
Unrealised gains on available for -sale
securities net of income taxes of $1,621,000                             2,402,529        2,402,529

                                                     -------------------------------------------------
Balance as at February 29,2004-08-18                   (2,584,447)       3,272,422        7,086,291

Shares Issued May, 2004 - net of                             --               --            168,000
               funding costs
Additional paid in capital to shares issued                                               8,879,507
               by subsidiary companies during
               the period

Unrealised gains on available-for-sale securities
Net of income taxes of $4,613,000                                        6,833,471        6,833,471
Net Loss for the Quarter Ended May 31, 2004              (364,455)                         (364,455)
Foreign currency translation adjustments                                  (191,520)        (191,520)
                                                     -------------------------------------------------
Balance as at May 31, 2004-08-18                       (2,948,902)       9,914,373        22,411,294

                               BIOACCELERATE, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                   May 31,2004

NOTE 1 - NATURE OF BUSINESS

DESCRIPTION OF COMPANY: Westminster Medical, Inc. (the "Company") is a for-profit corporation incorporated under the laws of the State of Delaware on December 29,1995 as Tallman Supply Corp. On January 14, 1999 the Company changed its name to Westminster Auto Retailers, Inc. On July 25, 2003 the Company changed its name to Bioaccelerate, Inc.

The Company is in a development stage examining opportunities in both start up and emerging companies in the biopharmaceutical sector. On August 31, 2003 the stockholders agreed to a 5 to 1 reverse split of the issued share capital., reducing the common stock from 5 million to 1 million.shares. The Company acquired Pharma Manufacturing Services Limited (PMSL) on September 1st 2003 by the issue of 18,000,000 post reverse split shares to the stock holders of that company. The effect was to transfer operational control of the Company to the former shareholders and Directors of Pharma Manufacturing Services Limited, making PMSL the acquirer for accounting purposes. PMSL subsequently changed its name to Bioaccelerate Limited.

Bioaccelerate Inc. was formed to take advantage of the burgeoning biopharmaceutical marketplace through the development of compounds and also companies that will commercialize those compounds. The Companies in which it currently has equity interests focus on five medical areas, being Cancer, Cardiovascular, Lifestyle, Central Nervous System, and Anti-viral, all areas with a current combined market value of $200 billion.

Bioaccelerate is a company that acquires and develops pharmaceutical assets, both corporate and physical. As at May 31, 2004 the Company has investments in 15 companies, 3 quoted biopharmaceutical companies and majority equity interests in 12 private Biopharmaceutical companies.

Ten of the companies referred to were founded by PMSL. They are all private, development stage companies involved in licensing technology, that is then developed. In addition to the equity interests in the twelve private companies above, The Company also has, through its acquisition on September 1 2003 of Bioaccelerate Ltd, formerly Pharma Manufacturing Services Ltd, an option to purchase 500,000 shares of Common stock of Bioenvision Inc, an AMEX quoted corporation. The option was granted at $1.25 per share and has been valued in the balance sheet at the excess of the value based on the market price ruling on the accounts date ($9.70) over the value at the option price, a total of $4,225,000 at May 31 2004. Any unrealized gain or loss during the period is reported in accumulated other comprehensive losses in the stockholders equity.

The Company also acquired shares in two quoted companies, Enhance Biotech Inc and Evolve Oncology Inc.

Enhance Biotech Inc (EBOI), which has a number of lifestyle compounds under development, is a 27.2% affiliate of the Company and is accounted for under the equity method. The Company owns 7,496,760 shares, which were quoted at $3.30 on May 31, 2004 This investment is carried at cost of $4,001,815 less the Company's proportional share of the losses incurred in the period of $362,441.

In addition the Company holds 5,500,000 options and warrants to acquire shares of Enhance Biotech, Inc. at an exercise price of $1. The options are exercisable through February 12, 2008 and the warrants are exercisable through May 20, 2009. The options and warrants are carried in the balance sheet at the excess of the value at market price over the value at the option and warrant price, which amounted to $12,650,000 at May 31 2004. Any unrealized gain or loss over the accounting period was reported in accumulated other comprehensive income.

Evolve Oncology Inc holds licenses to develop a number of cancer treatment compounds its common stock was quoted at $4.15 on May 31, 2004. The Company currently holds 23,857,000 common shares, representing 55 percent of Evolves total issued stock at May 31 2004, and has held a majority interest since February 2, 2004 following Evolve's issue of 4,500,000 shares for the acquisition of Antibody Technology Inc. Therefore the accounts of Evolve Oncology Inc have been consolidated with effect from that date and included in the Company's Balance Sheet at a net value of $8,336,567 after eliminating minority interests.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      A. BASIS OF PRESENTATION: These consolidated financial statements include the accounts of Bioaccelerate, Inc. and its subsidiaries (the Company), with appropriate eliminations of inter-company balances and transactions. The financial statements are prepared on the accrual basis of accounting. Accordingly revenue is recognized when earned and expenses when incurred.

      B. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual reports could differ from those estimated. Significant estimates in the financial statements include the assumption that the Company will continue as a going basis.

      C CERTAIN RISKS AND UNCERTAINTIES: The Company is subject to risks common to companies in its industry, Including, but not limited to, new technological innovations, dependence on key personnel, protection of proprietary Technology, compliance with government regulations, uncertainty of market acceptance of products, product liability and the need to obtain financing.

      D PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the Assets and liabilities of the majority owned subsidiaries, adjusted to allow for minority interests. All significant inter- company transactions have been eliminated

      E CONCENTRATIONS of CREDIT RISK: The Company has no significant off balance sheet Concentrations of credit risk such as foreign exchange contracts, option contracts or other foreign Hedging arrangements.

      F CASH AND CASH EQUIVALENTS: For the purpose of these financial statements, the Company considers all highly liquid debt instruments purchased and realisable within three months or less to be cash equivalents to the extent that they are not held for investment purposes.

      G MARKETABLE SECURITIES: The Company has classified its marketable securities as available for sale in accordance with Statement of Financial Accounting Standard ("SFAS") No.130, "Accounting for Certain Investment in Debt and Equity Securities". The marketable securities are reported at fair value with unrealized gains and losses recorded as a separate component of stockholders' equity net of tax. The specific identification method is used to determine gains and losses when securities are sold.

      H FAIR VALUE OF FINANCIAL INSTRUMENTS: The carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents and accounts payable approximate fair value due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of its debt obligations approximate fair value.

      I RESEARCH AND DEVELOPMENT: Costs and expenses that are clearly identified as research and development are charged to expense as incurred in accordance with FASB statement No. 2 "Accounting for Research and Development ".

      J FOREIGN CURRENCY TRANSLATION: The Company's primary functional currency is the British Pound. Assets and liabilities are translated using the exchange rates in effect at the balance sheet date. Expenses are translated at the average exchange rates prevailing during the year. Translation gains or losses not reflected in earnings are reported in accumulated other comprehensive losses in the stockholders equity. The translation adjustment amounted to a a gain of $120,071 in this accounting period.

      K DEPRECIATION POLICY: The Company depreciates its assets over their useful lives on The following basis:-

            Tangible assets at 25% per annum,of the net book value of the assets.

            Intangible assets are subject to an annual review for impairment as required under SFAS 144.

      L MINORITY INTERESTS: Minority Interests represent the interest of third parties in the net assets of certain subsidiary companies.


      M LONG-LIVED ASSETS: The Company periodically reviews the value of long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the future undiscounted cash flows arising from the assets with the carrying valued of the asset. If impairment is indicated, the asset is written down to its estimated fair value on a discounted cash flow basis.

      N INCOME TAXES: The Company recognizes deferred tax liabilities and assets for the expected futures tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. Accordingly, a valuation allowance has been established for the full amount of the deferred tax asset.

      O NET LOSS PER SHARE: Basic net loss per share is computed using the weighted average number of shares of common stock outstanding.

NOTE 3 - GOING CONCERN

The Company's financial statements have been prepared on the basis of the accounting principles applicable to a going concern which assumes that the Company will continue in operation however its longer term prospects are dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses and no revenues, primarily reflect the operations of its early stage. As a result, the Company had from time of inception to May 31,2004 no revenue and a net loss from operations of $(2,948,902). As of May 31,2004, the Company had net capital of $22,411,294 due to issuance of stock.

The Company will require additional capital principally to fund its expansion program, for general and administrative expenses and to fund costs associated with start ups. It is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding.

NOTE 4 - NON-CASH FINANCIAL TRANSACTIONS

Non-cash financing transactions consisting of the cost of contributed services, contributed rent and the related additional paid in capital contributed by shareholders have been included in expenses and additional paid in capital, respectively, in the accompanying financial statements.

NOTE 5 - LEGAL MATTERS

As of the date of this report the Directors have no knowledge of any pending or threatened legal proceedings.

NOTE 6 - MERGER WITH PHARMA MANUFACTURING SERVICES LIMITED

On September 1,2003 Bioaccelerate, Inc. acquired all of the outstanding shares of Pharma Manufacturing Services Limited, a privately held company incorporated under the laws of the United Kingdom. In connection with the merger transaction, the company issued 18,000,000 shares of common stock. Pharma Manufacturing is a development stage company that acquires and develops pharmaceutical compounds and products. The company funds the development of early-stage compounds and Phase II/III clinical development. On the acquisition date the company had a majority equity interest in nine biotech companies that are developing new drugs in five therapeutic areas; Cancer, Cardiovascular, Lifestyle, Central Nervous System, and Anti-Infective.

On the acquisition date Pharma Manufacturing owned:

         An option to purchase 500,000 shares of common stock of Bioenvision, Inc., an American Stock Exchange listed company. The option was granted at $1.25 per share and Pharma Manufacturing carried the investment at no cost;

         An investment in Enhance Biotech, Inc. including 3,321,750 common shares and a warrant to purchase 1,500,000 common shares at $1.00 per share (adjusted for 3:2 stock split), carried at no cost; and

         An investment of 14,250,000 common shares of Evolve Oncology, Inc. (adjusted for 2:1 stock split) carried at par value of $.001).

NOTE 7 - LOAN PAYABLE

The Company has a $1,242,783 loan secured by all the assets and future assets of the Company with an interest rate equal to the Applicable Federal Rate, as defined in Section 1247(d) of the internal Revenue Code. This amount has been drawn against a total facility of $2.5 million provided by Technology Finance Inc. As of May 31,2004, the interest rate was 1.5%. The loan matures in two years or upon the earlier closing of a transaction, or series of related transactions, in which the Company receives at least $15 million of gross proceeds of either a debt or equity financing or if there is a Change of Control. A Change of Control is defined as a merger, consolidation or any other combination of the Company with another entity, the sale of all or substantially all of the assets of the Company, or the purchase of 25% of the voting stock of the Company in a single transaction or a series of related transactions. Under the terms of the loan the loan can be capitalized, in whole or in part, at any time at the price of the last equity placement the company has conducted , at the option of the lender, at any time during the term of the facility.

NOTE 8 - INVESTMENT IN AFFILIATES

Operating results include the Company's proportionate share of loss from affiliates, which consist of an unconsolidated investment accounted for under the equity method of accounting. As of May 31,2004 the Company owned 7,496,760 shares or 27.2% of Enhance Biotech, Inc., a publicly held company. The Company recorded a loss of $362,441 for the year ended May 31, 2004 and carried the investment at $3,651,162 on the balance sheet.

NOTE 9 - PROPERTY AND EQUIPMENT

                                               Year Ended          Year Ended
                                               May 31,2004         May 31,2003

Computers, software, and office
Equipment                                      $    50,480         $     -0-
Less: accumulated depreciation                       2,592               -0-
                                               -----------         ---------
Property and Equipment; net                         47,888               -0-
                                               -----------         ---------

The equipment has a useful life of four years and depreciation expense was $2592 for the year ended May 31,2004.

NOTE 10 - STOCKHOLDER'S EQUITY

On September 1,2003 the Company issued 18,000,000 shares of common stock in connection with the merger with Pharma Manufacturing Services Limited, a privately held company.

On September 1,2003 the Company issued 625,014 shares in satisfaction of $1,562,535 of past due liabilities.

In February 2004 the Company sold 5,100,000 shares at $1.00 per share and received net proceeds of $4,816,781 after payment of underwriting discounts and commissions and other expenses.

NOTE 11 - COMMITMENTS AND CONTINGENCES

The Company has offices in New York and London, England.

Bioaccelerate Inc holds a licence to occupy 1,000 square feet of offices at 712, Fifth Avenue, 19th Floor, New York at a cost of $9,000 per month.

Bioaccelerate Limited occupies 5,000 square feet of offices at Savannah House, Charles II Street, London. The premises are held on a three year lease from July 28, 2004,with an optional break at half term, at a rent of $11,500 per month. Part of the space is currently sublet on monthly licences generating income of $18,000 per month including contributions to rates and service charges.

NOTE 12 - INCOME TAXES

Deferred income taxes are recognized for the extended future tax consequences attributable to that increased value of Marketable Securities.

NOTE 13 - SUBSEQUENT EVENTS

On August 6, 2004, Technology Finance Inc excerised its option to convert $2.5m of loans into equity as per the terms of their loan agreement with the company.

On August 12, 2004, Enhance Biotech, Inc., a publicly held company and 27.2% owned equity investment, signed a definitive merger agreement with Ardent Pharmaceuticals, Inc., the world's leader in discovering and developing delta compounds. Bioaccelerate, Inc. owns 7,496,760 common shares or 27.2% of the company and also owns a warrant to purchase 5,500,000 at $1.00 per share.

Under the terms of the agreement the Enhance shareholders will retain 55% of the stock in the merged entity.

                       MOBILE DESIGN CONCEPTS, INC.
                          AND BIOACCELERATE, INC.

             PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]




The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Mobile Design Concepts, Inc. (a Nevada corporation) ("PARENT") as of June 30, 2004 and the balance sheet of Bioaccelerate, Inc. (a Delaware corporation) ("SUBSIDIARY") as of May 31, 2004, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2004.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the twelve months ended June 30, 2004 and the results of operations of SUBSIDIARY for the year ended May 31, 2004 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                       MOBILE DESIGN CONCEPTS, INC.
                          AND BIOACCELERATE, INC.

                 PROFORMA CONDENSED COMBINED BALANCE SHEET

                               June 30, 2004

                                  ASSETS

                                [Unaudited]

                    Mobile Design
                    Concepts, Inc.    Bioaccelerate,   Proforma
                    June 30, 2004   Inc. May 31, 2004  Increase     Proforma
                       [PARENT]       [SUBSIDIARY]    (Decrease)    Combined
                    ____________    _________________ __________  ____________
ASSETS:
 Cash               $     25,294    $       1,076,455 $           $  1,101,749
 Marketable
  securities                   -           16,875,000               16,875,000
 Accounts
  receivable                   -              547,762                  547,762
 Investments in
  affiliates                   -            3,651,162                3,651,162
 Plant, property
  and equipment                -               47,888                   47,888
 Intangibles                   -           16,331,202               16,331,202

 Investment in                                        [B] 32,325
  subsidiary                   -                    - [C](32,325)            -

                    ____________    _________________ __________  ____________
                    $     25,294    $      38,529,469 $        -  $ 38,554,763
                    ____________    _________________ __________  ____________

                   LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
 Accounts payable   $        475    $       1,062,211 $           $  1,062,686
 Accrued expenses              -              192,351                  192,351
 Loan payable                  -            1,242,783                1,242,783
 Deferred income
  taxes                        -            6,800,000                6,800,000
 Minority interest             -            6,820,830                6,820,830
                    ____________    _________________ __________  ____________
   Total Liabilities         475           16,118,175          -    16,118,650
                    ____________    _________________ __________  ____________
STOCKHOLDERS' EQUITY:
 Preferred stock               -                    -                        -
                                                      [A] (3,438)
                                                      [B] 32,325
 Common stock              4,813               24,893 [C](24,893)       33,700

 Additional paid                                      [A]  3,438
  in capital              68,770           15,420,930 [C](56,196)   15,436,942
 Deficit
  accumulated
  during development
  stage                  (48,764)          (2,948,902)[C] 48,764    (2,948,902)
 Other Comprehensive
  Income                       -            9,914,373                9,914,373
                    ____________    _________________ __________  ____________
   Total
    Stockholders'
    Equity                24,819           22,411,294          -    22,436,113
                    ____________    _________________ __________  ____________
                    $     25,294    $      38,529,469 $        -  $ 38,554,763
                    ____________    _________________ __________  ____________





      See Notes To Unaudited Proforma Condensed Financial Statements.

                       MOBILE DESIGN CONCEPTS, INC.
                          AND BIOACCELERATE, INC.



            PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                [Unaudited]


                    Mobile Design
                    Concepts, Inc.    Bioaccelerate,   Proforma
                    June 30, 2004   Inc. May 31, 2004  Increase     Proforma
                       [PARENT]       [SUBSIDIARY]    (Decrease)    Combined
                    ____________    _________________ __________  ____________
REVENUE             $          -    $               - $           $          -
                    ____________    _________________ __________  ____________
EXPENSES:
 General and
  administrative           6,560            1,180,681                1,187,241
 Research and
  development                  -              717,694                  717,694
                    ____________    _________________ __________  ____________
 Total Expenses            6,560            1,898,375                1,904,935
                    ____________    _________________ __________  ____________
INCOME (LOSS) FROM
 OPERATIONS               (6,560)          (1,898,375)              (1,904,935)
                    ____________    _________________ __________  ____________
OTHER INCOME (EXPENSE)
 Equity in losses
  of affiliate                 -             (362,441)                (362,441)
 Minority interest             -              160,578                  160,578
                    ____________    _________________ __________  ____________
 Total Other
  Income (Expense)             -             (201,863)                (201,863)

INCOME (LOSS) FROM
 OPERATIONS BEFORE
 PROVISION FOR TAXES      (6,560)          (2,100,238)              (2,106,798)

PROVISION FOR
 INCOME TAXES                  -                    -                        -
                    ____________    _________________ __________  ____________
INCOME (LOSS) FROM
 CONTINUING
 OPERATIONS               (6,560)          (2,100,238)              (2,106,798)
                    ____________    _________________ __________  ____________
DISCONTINUED OPERATIONS:
 Loss from
  operations of
  discontinued
  bison breeding
  business                     -                    -                        -
                    ____________    _________________ __________  ____________
NET INCOME (LOSS)   $     (6,560)   $      (2,100,238)$        -  $ (2,106,798)
                    ____________    _________________ __________  ____________

BASIC NET (LOSS) PER COMMON SHARE                                 $       (.06)
                                                                  ____________






      See Notes To Unaudited Proforma Condensed Financial Statements.

                       MOBILE DESIGN CONCEPTS, INC.
                          AND BIOACCELERATE, INC.


         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]


NOTE 1 - MOBILE DESIGN CONCEPTS, INC.

     Mobile Design Concepts, Inc. ["PARENT"] was organized under the laws of the State of Nevada on March 10, 2000. PARENT was formed to design, manufacture, and lease mobile kiosks and other structures. The Company discontinued its mobile kiosk business effective December 31, 2002 and has been considering other business opportunities since that time.

NOTE 2 - BIOACCELERATE, INC.

     Bioaccelerate, Inc. ["SUBSIDIARY"] was organized under the laws of the State of Delaware on December 29, 1995 as Tallman Supply Corp. On January 14, 1999, SUBSIDIARY changed its name to Westminister Auto Retailers, Inc. and on July 25, 2003, SUBSIDIARY changed its name to Bioaccelerate, Inc. SUBSIDIARY plans to acquire and develop pharmaceutical assets, both corporate and physical.

NOTE 3 - PROFORMA ADJUSTMENTS

     On September 23, 2004, SUBSIDIARY was acquired by PARENT pursuant to an Agreement and Plan of Reorganization signed August 6, 2004. The agreement called for PARENT to issue up to 32,325,000 post-split shares of common stock to the shareholders of SUBSIDIARY for at least 80% and up to 100% of the outstanding shares of SUBSIDIARY's common stock in a transaction wherein SUBSIDIARY would became a wholly-owned subsidiary of PARENT. PARENT expects to acquire 100% of SUBSIDIARY.

     The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise.
     Consequently,   the   acquisition   is   accounted   for    as    the
     recapitalization of SUBSIDIARY, wherein SUBSIDIARY purchased the assets of PARENT and accounted for the transaction as a reverse purchase for accounting purposes.

     Proforma adjustments on the attached financial statements include the following:

     [A]To record the 3.5-for-1 reverse stock split.

     [B]To issue 32,325,000 shares of common stock pursuant to the Agreement and Plan of Reorganization.

     [C]To eliminate the equity accounts of SUBSIDIARY and to eliminate the accumulated deficit of PARENT to reflect the purchase by SUBSIDIARY for accounting purposes.

                       MOBILE DESIGN CONCEPTS, INC.
                          AND BIOACCELERATE, INC.


         NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                [Unaudited]


NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.